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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                September 3, 2002

                            C&F FINANCIAL CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

           Virginia                    000-23423           54-1680165
(State or other jurisdiction of       (Commission       (I.R.S. Employer
incorporation or organization)        File Number)     Identification No.)


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                             Eighth and Main Streets
                                  P.O. Box 391
                           West Point, Virginia 23181
                    (Address of principal executive offices)
                         (Registrant's telephone number,
                       including area code) (804-843-2360)

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          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets

         On August 30, 2002, Moore Loans, Inc., a Virginia corporation, was purchased by Citizens and Farmers Bank (the "Bank"), a Virginia corporation and wholly owned subsidiary of C&F Financial Corporation (the "Company"), a Virginia corporation (the "Purchase"). The Purchase was consummated pursuant to a Stock Purchase Agreement, dated as of August 30, 2002, by and between Moore Loans, Inc., the Bank and the Company.

         Under the terms of the Purchase, the outstanding shares of Moore Loans' common stock, par value $5.00 per share were purchased for $14,000,000 cash, $3,000,000 in subordinated notes of the Bank, and 100,000 shares of the Company's common stock. $3,000,000 of the cash payment will be deferred subject to Moore Loans meeting certain financial goals over the next three years. Also, the Company has guaranteed a stock price of $30 per share for all shares still held by the sellers on the three year anniversary date of the transaction. The cash used for the purchase will come from a $5,000,000 loan to the Company from an unrelated bank and federal funds held by the Bank.

         For a more detailed description of Moore Loans, Inc., see the press release attached to this Form 8K

Item 7. Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

         The financial statements required by Item 7(a) of Form 8-K are not included in this report. The Registrant will provide the financial statements by an amendment to this report, which will be filed with the Securities and Exchange Commission, as soon as practicable but no later than October 29, 2002.

(b) Pro forma financial information.

         The pro forma financial information required by Item 7(b) of Form 8-K is not included in this report. The Registrant will provide the pro forma financial information required in an amendment to this report, which will be filed with the Securities and Exchange Commission, as soon as practicable but no later than October 29, 2002.

(c) Exhibits.

         2.1 Stock Purchase Agreement by and Between Citizens and Farmers Bank, C&F Financial Corporation, Moore Loans, Inc., Abby W. Moore, Joanne Moore and John D. Moore dated as of August 30, 2002.

         99    Press release dated September 3, 2002, announcing that C&F
Financial Corporation, through its subsidiary Citizens and Farmers Bank, has acquired Moore Loans, Inc.

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                                      SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         C&F FINANCIAL CORPORATION
                                         REGISTRANT

Date:  September 3, 2002                 By: /S/ Thomas F. Cherry
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                                                 Thomas F. Cherry
                                                 Senior Vice President &
                                                 Chief Financial Officer